UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

February 18, 2021

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard

Salt Lake City, Utah 84119-2099

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (801) 817-1776

Former name or former address, if changed since last report: Not Applicable

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.05 Par Value	FC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Franklin Covey Co. (the Company) regrets to disclose that Michael Fung, a member of the Company’s Board of Directors, passed away on February 10, 2021 from complications related to COVID-19. The Company is deeply saddened by Mr. Fung’s untimely passing and extends its heartfelt condolences to Mr. Fung’s family. Michael joined the Company’s Board of Directors as an independent director in July 2012 and was serving as the chair of the Board’s Audit Committee (the Audit Committee) at the time of his passing.

Following the death of Mr. Fung, the Company’s Board has been reduced to seven members, five of whom are independent. The Audit Committee was temporarily reduced to two members, both of whom are independent directors. Due to the reduced number of Audit Committee members, the Company was no longer compliant with Section 303A.07(a) of the New York Stock Exchange (NYSE) Listed Company Manual, which requires that the audit committee of an NYSE-listed company consist of at least three members, each of whom is an independent director. The Company notified the NYSE of Mr. Fung’s passing and the resulting non-compliance with the Listed Company Manual on February 18, 2021.

On February 18, 2021, the Company appointed Ms. Nancy Phillips to the Audit Committee to fill the vacancy created by Mr. Fung’s passing. Ms. Phillips is independent according to the requirements of Section 10A of, and Rule 10A-3 under, the Securities Exchange Act of 1934, as amended, and Section 303A.2 of the NYSE Listed Company Manual. With the addition of Ms. Phillips to the Audit Committee, the Company has regained compliance with the applicable NYSE listing standard. Mr. Dennis Heiner, an existing member of the Audit Committee, was appointed as the new chairperson of the Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date: February 18, 2021	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer